                                                                    EXHIBIT 10.1

[PETERSON SULLIVAN P.L.L.C. LETTERHEAD]

                         INDEPENDENT AUDITOR'S CONSENT

    We consent to the use in this Registration Statement of SFG Mortgage and Investment Company, Inc. on Amendment 6 to Form SB-2 of our report dated
March 17, 2000, appearing in the prospectus, which is part of this Registration Statement.

    We also consent to the reference to us under the headings "Schedule of Managed Funds" and "Experts" in such prospectus.

/s/ Peterson Sullivan PLLC

May 31, 2000
Seattle, Washington